THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln New York Account N for Variable Annuities

Lincoln Investor Advantage® Advisory Variable Annuity

Supplement dated April 5, 2019

This supplement outlines an important change to the Large Account Credit provision of your contract. All other provisions in your prospectus remain unchanged. This supplement is for informational purposes only and requires no action on your part.

The Contracts – Large Account Credit. The following paragraphs replace in their entirety the first two paragraphs of the Large Account Credit section of the prospectus for contracts purchased on and after April 22, 2019:

Contractowners will receive a Large Account Credit when your Contract Value reaches a threshold of $250,000. During the first Contract Year, the Large Account Credit will apply if either the cumulative Purchase Payments (decreased by withdrawals taken since the contract effective date or Regular Income Payments under i4LIFE® Advantage) or the Contract Value (or Account Value under i4LIFE® Advantage) is equal to or greater than $250,000 on the quarterly Valuation Date. The amount of the Large Account Credit during the first Contract Year will be calculated by multiplying the greater of: 1) the amount of cumulative Purchase Payments (less any withdrawals since the contract effective date or Regular Income Payments under i4LIFE® Advantage); or 2) the value of the Subaccounts at the time of the credit, by 0.10% (0.0250% quarterly).

After the first Contract Year anniversary, the Large Account Credit will apply if the Contract Value (or Account Value under i4LIFE® Advantage) equals or exceeds $250,000 on the quarterly Valuation Date. The amount of the Large Account Credit will be calculated by multiplying the value of the Subaccounts at the time of the credit by 0.10% (0.0250% quarterly).

Charges and Other Deductions – For contracts purchased on and after April 22, 2019, if your Contract Value reaches the $250,000 threshold prior to the Annuity Commencement Date, or prior to the Lifetime Income Period under i4LIFE® Advantage, your Product Charge will be reduced by 0.10% (0.0250% quarterly).

Please retain this supplement for future reference.